UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 20, 2009

INFINERA CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33486	77-0560433
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

169 Java Drive

Sunnyvale, CA 94089

(Address of principal executive offices, including zip code)

(408) 572-5200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On November 20, 2009, the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of Infinera Corporation (the “Company”) approved the following compensation for the Company’s named executed officers:

Base Salaries. The Committee approved the following base salary changes for the named executive officers, effective January 1, 2010:

Executive Officer	Position	Old Base Salary	New Base Salary
Jagdeep Singh	Chairman, President and Chief Executive Officer	$300,000	$150,000
Duston M. Williams	Vice President and Chief Financial Officer	$280,000	$300,000
Thomas J. Fallon	Chief Operating Officer	$280,000	$300,000
David F. Welch, Ph.D.	Chief Marketing and Strategy Officer	$280,000	$300,000

Target Bonus Percentages. The Committee approved the following target bonus percentages, as a percentage of base salary, for the named executive officers for 100% achievement under the 2010 Bonus Plan, effective January 1, 2010:

Executive Officer	Position	Target Bonus (as a percentage of base salary)
Jagdeep Singh	Chairman, President and Chief Executive Officer	65%
Duston M. Williams	Vice President and Chief Financial Officer	65%
Thomas J. Fallon	Chief Operating Officer	125%
David F. Welch, Ph.D.	Chief Marketing and Strategy Officer	65%

The changes to Mr. Singh’s and Mr. Fallon’s base salaries and target bonus percentages are in connection with the Company’s leadership transition recently disclosed by the Company on a Current Report on Form 8-K filed with the Securities and Exchange Commission on July 21, 2009.

Amendments to Change of Control Agreements. On November 20, 2009, the Committee approved amendments to the Company’s Form of Amended and Restated Change of Control Severance Agreement for its senior executives, including each of its named executive officers to, among other things:

•

Add the ability of an executive to trigger good reason and collect severance benefits if there is a “material reduction” in the executive’s base salary, even if it is in connection with and consistent with a general reduction of all employee base salaries;

•	Add the ability of an executive to trigger good reason and collect severance benefits if a material change in the executive’s work location results from a change of control; and

•	Add a thirty-day advance notice of termination requirement applicable to executives prior to the termination of their employment for any reason.

The amendments to the Form of Amended and Restated Change of Control Severance Agreement also increase the benefits provided to Dr. Dave Welch, the Company’s Chief Marketing and Strategy Officer and Mr. Scott A. Chandler, the Company’s Vice President, Worldwide Sales, upon a change of control transaction and qualifying termination from 50% vesting with six months of severance to 100% vesting with twelve months of severance.

The foregoing description is qualified in its entirety by reference to the Form of Amended and Restated Change of Control Severance Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Form of Amended and Restated Change of Control Severance Agreement, as amended

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFINERA CORPORATION

By:	/S/ MICHAEL O. MCCARTHY III
Michael O. McCarthy III
Chief Legal Officer

Date: November 24, 2009

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Amended and Restated Change of Control Severance Agreement, as amended

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